Exhibit 99.3

Your vote matters—here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 9:00 am, Eastern Time, on May 26, ZOZO Online Go to www.lnvestorvote.com/NWFL or scan the OR code—login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for eledronic delivery at www.investorvote.com/NWFL Using a ~pen,mark your votes with an Xas shown in this example. Please do not write outside the designated areas. 2020 Annual MeetinQ Proxy card ( 1234 5678 9012 345 ) IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. IIProposals—The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-5. 1. Election of Directors: + For Withhold For Withhold For Withhold 01 • Joseph W . Adams DO 02 • Kevin M. Lamont DO 03 • Dr. Kenneth A. Phillips DO 2. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated January 8, 2020, by and among Norwood Financial Corp., Wayne Bank, UpState New York Bancorp, Inc. and USNY Bank, under which UpState New York Bancorp, Inc. will merge with and into Norwood Financial Corp. 4. To consider and vote upon a proposal to adjourn, postpone or continue the annual meeting, if necessary, to permit further solicitation of proxies in favor of adopting the merger agreement For Aoainst Abstain 3. To ratify the appointment of S. R. Snodgrass, P .C . as the Company’s independent public accounting firm for the fiscal year ending December 31, 2020 5. To approve a non·binding advisory resolution on executive compensation. For AQainst Abstain In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. Ill Authorized SicJnatures—This section must be completed for your vote to count Please date and si9n below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator. corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy)—Please print date below. Signature 1- Please keep signature within the box. Signature 2—Please keep signature within the box. c 1234567890 JNT MR A SAMPLE (THIS AREA IS SET UP TO ACCOMt.IOOATE 1<40 CHARACTERS) MR A SAA1PlE Ah1l MR A SAMPLE AND MR A SAMPlE AND MR A SAMPlE ANDMR A SAMPLE AND 1UPX 4 5 7 2 2 7 MR A SAMPlE AND MR A SAMPlE AND MR A SAMPLE AND 037PBA

2020 Annual Meeting Materials 2020 Annual Meetlno of Norwood financial Corp Stockholders to be held on Tuesday, May 26, 2020, 11:00 a.m. Local Time at Wayne Bank 717 Main Street Honesdale, Pennsylvania 18431 Your vote matters—here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 9:00 am, Eastern Time, on May 26, ZOZO Online Go to www.lnvestorvote.com/NWFL or scan the OR code—login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for eledronic delivery at www.investorvote.com/NWFL Using a ~pen,mark your votes with an Xas shown in this example. Please do not write outside the designated areas. 2020 Annual MeetinQ Proxy card ( 1234 5678 9012 345 ) IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. IIProposals—The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-5. 1. Election of Directors: + For Withhold For Withhold For Withhold 01 • Joseph W . Adams DO 02 • Kevin M. Lamont DO 03 • Dr. Kenneth A. Phillips DO 2. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated January 8, 2020, by and among Norwood Financial Corp., Wayne Bank, UpState New York Bancorp, Inc. and USNY Bank, under which UpState New York Bancorp, Inc. will merge with and into Norwood Financial Corp. 4. To consider and vote upon a proposal to adjourn, postpone or continue the annual meeting, if necessary, to permit further solicitation of proxies in favor of adopting the merger agreement 3. To ratify the appointment of S. R. Snodgrass, P .C . as the Company’s independent public accounting firm for the fiscal year ending December 31, 2020 5. To approve a non·binding advisory resolution on executive compensation. For Aoainst Abstain For AQainst Abstain In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. Ill Authorized SicJnatures—This section must be completed for your vote to count Please date and si9n below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator. corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy)—Please print date below. Signature 1- Please keep signature within the box. Signature 2—Please keep signature within the box. c 1234567890 JNT MR A SAMPLE (THIS AREA IS SET UP TO ACCOMt.IOOATE 1<40 CHARACTERS) MR A SAA1PlE Ah1l MR A SAMPLE AND MR A SAMPlE AND MR A SAMPlE ANDMR A SAMPLE AND 1UPX 4 5 7 2 2 7 MR A SAMPlE AND MR A SAMPlE AND MR A SAMPLE AND 037PBA Important notice rtc}arding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at www.investorvote.com/NWFL Small steps make an Impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/NWFL IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ‘Y Proxy—Norwood Financial Corp. + Notice of 2020 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 26, 2020 Wayne Bank, 717 Main Street, Honesdale, PA 18431 The undersigned hereby appoints the official proxy committee of the Board of Directors of Norwood Financial Corp (the “Company”) with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”), to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, May 26, 2020, at 11:00 a.m. local time and at any and all adjournments thereof, as indicated on the reverse side of this proxy. For ESOP participants: This card hereby instructs the Trustees of the Wayne Bank Employee Stock Ownership Plan (“ESOP”) to vote all shares of common stock allocated to the account of the undersigned in the ESOP as indicated on the reverse side at the Meeting. The deadline for ESOP participants to submit this voting instruction form by mail is May 15, 2020. THIS SIGNED PROXY CARD WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSALS Z·S. FOR ESOP PARTICIPANTS, IF YOU RETURN THIS FORM PROPERLY SIGNED, BUT YOU DO NOT OTHERWISE SPECIFY, OR IF YOU DO NOT RETURN THIS FORM, YOUR SHARES WILL BE VOTED BY THE TRUSTEES IN A MANNER PROPORTIONATE TO THE VOTING DIRECTIONS OF THE ALLOCATED SHARES TIMELY RECEIVED FROM THE ESOP PARTICIPANTS, SUBJECT TO THE FIDUCIARY DUTY OF THE TRUSTEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. Should the undersigned be present and elect to vote at the Meeting, or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy. The undersigned acknowledges receipt from the Company prior to the execution of this proxy, of Notice of the Meeting, a proxy statement dated April 21, 2020 and a 2019 Annual Report to Stockholders (Items to be voted appear on reverse side) IINon-Voting Items ChanCJe of Address—Please print new address below. Comments—Please print your comments below. Meetino Attendance Mark box to the right if . you plan to attend the Annual Meeting .